Exhibit 10.36

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Double asterisks denote omissions.

LICENSE AGREEMENT AMENDMENT

This Amendment (the "Amendment"), with an effective date of November 23, 2015 (the "Effective Date") serves as a modification to the November 23, 2015 License Agreement made by and between Spark Therapeutics, Inc., a Delaware corporation having a principle place of business at 3737 Market Street, Suite 1300 Philadelphia, Pennsylvania, 19104 ("SPARK" and The Children's Hospital of Philadelphia®, a non-profit entity organized and existing under the laws of Pennsylvania and having a principal place of business at 34th and Civic Center Boulevard, Philadelphia, PA 19104 ("CHOP") (the "0775 Agreement"). Each of SPARK and CHOP may be referred to herein individually as a "Party" and together as the "Parties".

CHOP and SPARK hereby agree as follows:

1.1    CHOP has licensed certain inventions and intellectual property to SPARK in a license agreement dated October 14, 2013, as subsequently amended on December 26, 2013, May 16, 2014, December 5, 2014 and October 8, 2015 (collectively the "Original License Agreement").

1.2    On the same terms and conditions set forth in the Original License Agreement as if the [**] application and the [**] family were incorporated into Appendix A of the Original License Agreement, and for an initial upfront payment of [**] dollars [**] , said payment having already been made by SPARK to CHOP, and otherwise the same consideration set forth in the Original License Agreement with the exception of the equity consideration set forth in Section 6.1 of the Original License Agreement, CHOP hereby grants, and SPARK hereby accepts, a worldwide exclusive license in the Licensed Field (as defined in the Original License Agreement), with the right to sublicense, to use and practice:

United States Provisional Application No. [**] ("the [**] application") ,

And all related patent applications filed in any country of the world that claim priority directly or indirectly to the [**] application, any patents issuing from such patent applications in any country of the world, and any continuations, divisionsals, continuations-in-part, reexaminations, reissues, substitutes, renewals or extensions thereof ("the [**] family"), subject, however, to the HHMI License in section 3.3 and rights reserved for academic and non-profit entities in section 3.4, as if the definition of CHOP Intellectual Prope1ty as referred to in those sections of the Original License Agreement includes the [**] application and the [**] family.

1.3    All Sections of the Original License Agreement, other than Section 6.1 thereof, are hereby incorporated into this Agreement as if originally set forth herein, including, without limitation, SPARK's indemnification obligations as to CHOP and HHMI in sections 11.6 and 11.7, respectively, and all references to Patent Rights in the Original License Agreement shall include the [**] application and the [**] family.

1.4    This Amendment supersedes the 0775 Agreement in its entirety.

SIGNATURES ON FOLLOWING PAGE

IN WITNESS WHEREOF, duly authorized representatives of the Parties have duly executed this Agreement to be effective as of the Effective Date.

For CHILDREN'S HOSPITAL OF PHILADELPHIA:

/s/ Mary Tomlinson
Signature of Authorized CHOP Official            Date: 3/10/2016

Mary Tomlinson
Printed Name

Sr. Vice President, Administration
Title

Mailing Address for Notices:

The Children's Hospital of Philadelphia Office of Technology Transfer
Colket Translational Research Building Suite 2200
3615 Civic Center Boulevard Philadelphia, PA 19104
Attention: Director, Technology Transfer

With copy to:
Office of General Counsel 34th and Civic Center Blvd. Philadelphia, PA 19104

.
/s/ Jeffrey D. Marrazzo
Signature of Authorized Official                Date: 3/8/2016

Jeffrev D. Marrazzo
Printed Name

Chief Executive Officer
Title

Mailing Address for Notices: Spark Therapeutics,Inc.
3737 Market Street, Suite 1300
Philadelphia, PA 19104 Attention: General Counsel